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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                    ----------------


                                       FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


                                    ----------------


         Date of Report (Date of earliest event reported) December 19, 1997
                            Commission File Number 0-23252


                               IGEN INTERNATIONAL, INC.
                              (Exact name of registrant)

       Delaware                                      94-2852543
(State of organization)                (I.R.S. Employer Identification Number)


                 16020 Industrial Drive, Gaithersburg Maryland 20877
                (Address of principal executive offices and zip code)

                                    (301) 984-8000
                           (Registrant's telephone Number)




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ITEM 5.  OTHER EVENTS

IGEN International, Inc. (the "Company") issued the following press notice on December 22, 1997:

    GAITHERSBURG, MD, December 22, 1997 -- IGEN International, Inc. (NASDAQ: IGEN) today announced the completion of a convertible, preferred stock financing for $25 million.

    The private financing, which was oversubscribed, was arranged by Credit Suisse First Boston Corporation and included several of the Company's current investors as well as new investor groups.

    "This financing provides us with the capital to continue advancing our business plan," said Samuel Wohlstadter, Chief Executive Officer of IGEN. "We believe this commitment by a premier group of current and new investors provides recognition of our progress and future prospects. We look forward to continuing to strengthen long-term relationships with all of our investors and other stakeholders."

    The preferred shares have not been registered under the Securities Act of 1933, as amended, or any state securities or blue sky laws and may not be offered or sold in the United States or in any state thereof absent registration or an applicable exemption from the registration requirements of such laws.

    IGEN develops, manufactures, and markets diagnostic systems utilizing its patented ORIGEN technology, which is based on electrochemiluminescence. ORIGEN provides uniform assay formats to conduct a multitude of diagnostic tests including immunoassay, nucleic acid probe, and clinical chemistry tests. Products using the IGEN technology include systems marketed by IGEN and its licensees, Boehringer Mannheim, Organon Teknika and Eisai.

    STATEMENTS IN THIS RELEASE THAT RELATE TO FINANCIAL OR OPERATIONAL PERFORMANCE ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THESE STATEMENTS DUE TO RISKS AND UNCERTAINTIES, INCLUDING THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, THE TIMELY DEVELOPMENT AND MARKET ACCEPTANCE OF NEW PRODUCTS, MARKET CONDITIONS AND ENFORCEMENT OF INTELLECTUAL PROPERTY RIGHTS. A MORE DETAILED DESCRIPTION OF THESE RISKS AND OTHER RISKS APPLICABLE TO IGEN APPEARS IN IGEN'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 1997, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND AVAILABLE UPON REQUEST FROM IGEN. IGEN DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD LOOKING STATEMENTS.

    IGEN and ORIGEN are registered trademarks of IGEN International, Inc.

Attached as part of this Form 8-K and incorporated herein by reference is the IGEN International, Inc. Balance Sheet with Pro Forma Information (Unaudited) dated as of November 30, 1997. Such balance sheet sets forth data as of November 30, 1997 and gives pro forma effect to the transactions described above and resulting adjustments. This pro forma information contains estimates and projections which may differ materially from actual results. The Company ordinarily provides complete financial information in quarterly and annual reports. Insofar as the Company has not provided complete and comparable financial information as of November 30, 1997 and 1996, this information may be of limited use to the investing public.

                                     Page 2 of 5
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ITEM 7.  EXHIBITS
                                                                  Sequentially
       Exhibit No.                                               Numbered Page

           99    IGEN International, Inc. Balance Sheet with
                 Pro-forma Information (Unaudited), dated as
                 of November 30, 1997..................................1



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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IGEN INTERNATIONAL, INC.



                                          BY:     /s/ GEORGE V. MIGAUSKY
                                             _________________________________
                                             George V. Migausky
                                             Chief Financial Officer


Dated:  December 24, 1997



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